                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 14, 2006

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                       HEALTH BENEFITS DIRECT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

               Delaware                 333-123081               98-0438502
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(State or Other Jurisdiction           (Commission              (IRS Employer
    of Incorporation)                  File Number)          Identification No.)

   2900 Gateway Drive, Pompano Beach, FL                                33069
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  (Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (954) 944-4447
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 14,  2006,  the Board of  Directors  of the  Company  adopted  the
Company's  Compensation Plan for Directors (the "Plan").  The Company intends to submit  the Plan for  approval  of its  stockholders  within  12  months  of the effective  date of the Plan.  An aggregate of 1,000,000  shares of common stock, par value $0.001 per share, of the Company  ("Common  Stock") have been reserved for issuance under the Plan in addition to any authorized and unissued shares of
Common  Stock  available  for issuance  under the  Company's  2005  Non-Employee
Directors  Stock  Option  Plan  ("2005  Plan") . The  purpose  of the Plan is to provide a  comprehensive  compensation  program to attract and retain  qualified individuals to serve as directors.  The Company is authorized to award cash fees and issue  non-qualified  stock options under the Plan. The Plan is administered by the Board or the Compensation Committee of the Board.

     The Plan  provides  for the (i)  one-time  (a)  payment of $250,000 to each non-employee  director who serves as Vice Chairman of the Board (who is not also
Chairman  or an  Executive  Chairman),  $125,000  of which is  payable  upon the adoption of the Plan and  $125,000 of which is payable in twelve  equal  monthly installments commencing March 31, 2006 so long as such person remains a director and is serving in such  capacity on the date of each such  installment,  and (b)
grant of an additional option to purchase 425,000 shares of Common Stock to each non-employee  director who is or has been  appointed or elected as Vice Chairman of the Board (who is not also Chairman or an Executive Chairman) on the later of the date of (x) such appointment or election, or (y) adoption of the Plan, which option shall vest and become exercisable as to one-half of the shares subject to the option six months  from the date of grant,  and  one-half  of the shares six months thereafter;  (ii) the payment of $1,000 to each director for each special or  committee  meeting  of the  Board of  Directors  attended,  in  person or by telephone, as reimbursement of fees and expenses of attendance and participation by such director at such meeting; and (iii) an annual retainer of $1,000 payable to each director upon  appointment as chairperson of a committee of the Board of
Directors.  The Plan also  provides for (i) the  automatic  initial  grant of an option to purchase 100,000 shares of Common Stock to each director who joins the
Company's Board, at an exercise price equal to the Fair Market Value, as defined in the Plan, on the date of such election to the Board, and (ii) the grant of an option to purchase  10,000 shares of Common Stock to each director  reelected to the Board,  at an exercise  price equal to the Fair Market Value,  as defined in the Plan,  on the date of such  reelection  to the Board,  subject to vesting as follows:  one-third  of the shares  issuable  pursuant  to the  option  shall be exercisable  on the  first  anniversary  of the  date of  grant,  an  additional one-third of the shares shall be exercisable  on the second year  anniversary of the  date  of  grant,  and  the  remaining  one-third  of the  shares  shall  be exercisable on the third  anniversary of the date of grant. Upon removal without cause, or upon a "change of control" (as defined in the 2005 Plan),  all options shall vest and become immediately exercisable. The term of each option under the
Plan is five years.

     The foregoing  does not  constitute a complete  summary of the terms of the
Plan, and reference is made to the complete text of the Plan,  which is attached hereto as Exhibit 10.1.

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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.

     The exhibit listed in the following  Exhibit Index is filed as part of this
Current Report on Form 8-K.

     Exhibit No.                         Description
     -----------                         -----------

       10.1         Health Benefits  Direct  Corporation  Compensation  Plan for
                    Directors, effective March 14, 2006

       10.2         Health  Benefits  Direct   Corporation   2005   Non-Employee
                    Directors   Stock  Option  Plan   (incorporated   herein  by
                    reference to Exhibit 10.1 to the Company's Current Report on
                    Form 8-K/A dated December 22, 2005)

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Company  has  duly  caused  this  report  to be  signed  on  its  behalf  by the undersigned thereunto duly authorized.

Date:  March 20, 2006                           HEALTH BENEFITS DIRECT CORPORATION

                                                By: /s/ Anthony Verdi
                                                    ----------------------------
                                                    Anthony Verdi
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

     Exhibit No.                         Description
     -----------                         -----------

       10.1         Health Benefits  Direct  Corporation  Compensation  Plan for
                    Directors, effective March 14, 2006

       10.2         Health  Benefits  Direct   Corporation   2005   Non-Employee
                    Directors   Stock  Option  Plan   (incorporated   herein  by
                    reference to Exhibit 10.1 to the Company's Current Report on
                    Form 8-K/A dated December 22, 2005)

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